UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2018

Elanco Animal Health Incorporated
(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2500 Innovation Way Greenfield, Indiana	46140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On December 10, 2018, the Board of Directors (the “Board”) of Elanco Animal Health Incorporated (the “Company”) authorized a restructuring program to streamline its international operations, including shifting focus and resources to priority areas. Among other actions, the restructuring reflects a change from having a physical location to a distribution model in certain countries in connection with the separation of the Company’s business from that of Eli Lilly & Company following the Company’s initial public offering. Additionally, as a part of the Company’s ongoing efforts in connection with its separation from Eli Lilly and Company, the Board authorized the write-off of certain assets that will not be utilized in the business on an ongoing basis. The Company expects to substantially complete the restructuring actions by December 2019.  The Company intends to comply with all applicable regulations in connection with the restructuring program, including timely information and consultation of employees and organizations, where applicable.

The proposed restructuring is expected to lead to a charge of approximately $37 million in the fourth quarter of fiscal year 2018, consisting of approximately $19 million in severance costs and approximately $18 million in asset write-off expenses.  The total cash expenditures associated with the program are expected to be approximately $20 million, consisting primarily of severance costs.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). Such statements include, without limitation, statements concerning the anticipated charges relating to the restructuring program and the expected completion date of the program.  Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national, or global political, economic, business, competitive, market, and regulatory conditions, and other risk factors described in documents filed with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s prospectus relating to its initial public offering filed on September 21, 2018, its most recent report on Form 10-Q and current reports on Form 8-K that the Company may file from time to time.  The Company undertakes no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

December 13, 2018	By:	/s/ Michael-Bryant Hicks

Name: Michael-Bryant Hicks
Title: General Counsel & Corporate Secretary